--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 29, 1998

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                 333-61939                    13-3526694
(State or Other Jurisdiction     (Commission File             (I.R.S. Employer
     of Incorporation)                Number)                Identification No.)

     One New York Plaza                                             10292
     New York, New York                                          (Zip Code)
    (Address of Principal
      Executive Offices)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

------------------------------------------------------------------------

      Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Prudential Securities Secured Financing Corporation registered issuances of up to $750,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-61939) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Wilshire Mortgage Loan Trust 1998-3 (the "Trust") issued approximately $175,951,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1998-3 (the "Certificates"), on September 25, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of August 1, 1998, between Prudential Securities Secured Financing Corporation, as depositor (the "Depositor"), Wilshire Servicing Corporation, in its capacity as servicer (the "Servicer"), WMFC 1997-2 Inc., in its capacity as unaffiliated seller (the "Unaffiliated Seller"), and Bankers Trust Company of California, N.A., in its capacity as trustee (in such capacity, the "Trustee") and as backup servicer (in such capacity, the "Backup Servicier"). The Certificates consist of four classes of senior Certificates, the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Class A Certificates"), four classes of subordinated Certificates, the Class M-1, the Class M-2 and the Class M-3 Certificates (collectively the "Mezzanine Certificates") and the Class B Certificates (the "Class B Certificates" and together with the Mezzanine Certificates, the "Subordinate Certificates"), and two classes of residual certificates, the Class C Certificates and the Class R (together, the "Residual Certificates"). Only the Class A Certificates and the Mezzanine Certificates were offered pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

            The assets of the Trust will be primarily fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgaged Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a one-to four-family dwelling, a condominium unit or a unit in a planned unit development). The Mortgage Loans were transferred to from the Unaffiliated Seller to the Depositor pursuant to an Unaffiliated Seller's Agreement (the "Unaffiliated Seller's Agreement") attached hereto as Exhibit 4.2 dated as of August 1, 1998, among the Unaffiliated Seller, the Servicer and the Depositor. The Mortgage Loans were transferred to the Trust pursuant to the Pooling and Servicing Agreement.

            Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate is variable for the Class A-1 Certificates, 6.140% for the Class A-2 Certificates, 6.655% for the Class A-3 Certificates, variable for the Class A-4 Certificates, 6.645% for the Class M-1 Certificates, 6.985% for the Class M-2 Certificates and 8.280% for the Class M-3 Certificates.

            As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 4, 1998 and the Prospectus Supplement dated September 25, 1998 filed pursuant to Rule 424(b)(5) of the Act on September 30, 1998.

      Item 7. Financial Statements, Pro Forma Financial Information and
              Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

            1.1 Underwriting Agreement, dated September 25, 1998 between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

            4.1 Pooling and Servicing Agreement, dated as of August 1, 1998, between Prudential Securities Secured Financing Corporation, as depositor, WMFC 1997-2 Inc., as unaffiliated seller, Wilshire Servicing Corporation, as servicer, and Bankers Trust Company of California, as trustee and backup servicer.

            4.2 Unaffiliated Seller's Agreement, dated as of August 1, 1998, among WMFC 1997-2 Inc., Wilshire Servicing Corporation and Prudential Securities Secured Financing Corporation.

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PRUDENTIAL SECURITIES SECURED FINANCING
                           CORPORATION
                               as Depositor and on behalf of Wilshire
                               Mortgage Loan Trust 1998-3
                           Registrant

                           By: /s/ Evan Mitnick
                               -----------------------------------------
                               Name:  Evan Mitnick
                               Title: Vice President

Dated:  September 25, 1998

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

      1.1 Underwriting Agreement, dated September 25, 1998, between Prudential Securities Secured Financing
                  Corporation and Prudential Securities Incorporated.

      4.1 Pooling and Servicing Agreement, dated as of August 1, 1998, between Prudential Securities Secured Financing Corporation, as depositor, WMFC 1997-2 Inc., as unaffiliated seller, Wilshire Servicing Corporation, as servicer and Bankers Trust Company of California, N.A., as trustee and backup servicer.

      4.2 Unaffiliated Seller's Agreement, dated as of August 1, 1998, among WMFC 1997-2 Inc, Wilshire Servicing
                  Corporation and Prudential Securities Secured
                  Financing Corporation.